UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  November 2, 2004

                        Capital Senior Living Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

     1-13445                                             75-2678809
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(Commission File Number)                      (IRS Employer Identification No.)

       14160 Dallas Parkway
       Suite 300
       Dallas Texas                                            75254

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 (Address of Principal Executive Offices)                     (Zip Code)

                                 (972) 770-5600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item 2.02 Results of Operations and Financial Condition.

     On November 2, 2004, the registrant announced its financial results for the quarter ended September 30, 2004 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1. This information being furnished under this Item
2.02 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains, and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

     In the press release, the registrant's management utilized non-GAAP financial measures to describe the registrant's adjusted EBITDA, cash earnings and cash earnings per share. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for its facilities and for the registrant as a whole. These measures are commonly used as an analytical indicator within the senior housing industry, and also serve as a measure of leverage capacity and debt service ability. The registrant has provided this information in order to enhance investors overall understanding of the registrant's financial performance and prospects. In addition, because the registrant has historically provided this type of information to the investment community, the registrant believes that including this information provides consistency in its financial reporting.

     These non-GAAP financial measures should not be considered as measures of financial performance under generally accepted accounting principles, and items excluded from them are significant components in understanding and assessing financial performance. These measures should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities, earnings per share or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because these measures are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, these measures as presented may not be comparable to other similarly titled measures of other companies.


     Item 9.01    Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

     The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

          99.1  Press Release dated November 2, 2004




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 2, 2004                    Capital Senior Living Corporation


                                           By: /s/ Ralph A. Beattie
                                           Name: Ralph A. Beattie
                                           Title: Executive Vice President and
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX

         Exhibit No.       Exhibit Name

         The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

         99.1              Press Release dated November 2, 2004